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                                  PEGASUS GOLD INC.
                                   1997 STOCK PLAN
                             EFFECTIVE JANUARY 8, 1997

1.   ESTABLISHMENT, DURATION AND PURPOSE.

     (a) Pegasus Gold Inc., a British Columbia company, (the "Corporation"), hereby adopts the Pegasus Gold Inc. 1997 Stock Plan (the "Plan"), effective January 8, 1997 ("Effective Date").

     (b) No Award granted to an employee or a director shall become exercisable until the Plan is approved by shareholders at a shareholders' meeting held within twelve months of the Effective Date. Any Awards granted under the Plan prior to such approval shall be contingent upon such approval.

     (c) The purpose of the Plan is to promote the long-term success of the Corporation by encouraging directors and employees of the Corporation and its Subsidiaries to focus on long-range objectives, by attracting and retaining employees and by aligning the financial interests of directors and employees with the interests of shareholders. The Plan provides a means whereby:

          (1) employees of the Corporation and its Subsidiaries may be given an opportunity to purchase Stock pursuant to options which may qualify as incentive stock options under Section 422 of the Code (referred to as "incentive stock options");

          (2) directors and employees of the Corporation and its Subsidiaries may be given an opportunity to purchase Stock pursuant to options which do not qualify as incentive stock options (referred to as "nonqualified stock options");

          (3) directors and employees of the Corporation and its Subsidiaries may acquire Stock for such consideration and subject to such restrictions (if any) as the Committee determines appropriate, provided, however, that prior to the issuance of such Stock, the Corporation will have received from the director or employee the consideration established for the Stock issued to him;

          (4) directors and employees of the Corporation and its Subsidiaries may be awarded Stock pursuant to the terms of incentive plans established from time to time by such entities, provided, however, that prior to the issuance of such Stock, the Corporation will have

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               received from the director or employee the consideration
               established for the Stock issued to him; and

          (5) directors and employees of the Corporation and its Subsidiaries may be granted rights or units the value of which is based on the value of the Stock.

2. DEFINITIONS. The following terms when capitalized in this Plan have the following meanings:

     (a) "Awards" refers collectively to Stock Awards (see para. 8, INFRA), stock appreciation rights (see para. 7, INFRA), Stock Options (see para. 6, INFRA), and Unit Awards (see para. 9, INFRA) made pursuant to this Plan.

     (b) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     (c)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (d) "Non-Employee Director" means a director who (1) is not currently an officer (as defined in 17 CFR 260.16a-1(f)) of the Corporation or a Subsidiary, or otherwise currently employed by the Corporation or a Subsidiary; (2) is not a former employee of the Corporation who receives compensation during the taxable year for prior services, (3) does not receive compensation, either directly or indirectly, from the Corporation or a Subsidiary, for services rendered as a consultant or in any other capacity except as a director, except for services that do not require, or in such amount that does not require, disclosure under Item 404(a) of Regulation S-K issued by the Securities and Exchange Commission; (4) does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of such Regulation; (5) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of such Regulation; and (6) is an outside director within the meaning of Treasury Regulation 1.162-27(e)(3).

     (e)  "Participant" refers to the recipient of an Award.

     (f) "Stock" means the Corporation's Common Shares without par value. Shares under the Plan may be authorized and unissued shares or reacquired shares.

     (g) "Stock Award" means Stock issued to eligible persons pursuant to paragraph 8 of this Plan.


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     (h)  "Stock Option" means options to purchase Stock granted to eligible persons pursuant to paragraph 6 of this Plan.

     (i)  "Subsidiaries" refers to subsidiary corporations, as defined in
          Section 424(f) of the Code (but substituting "the Corporation" for "employer corporation") and as defined in the Securities Act (of British Columbia), including entities which become Subsidiaries after adoption of the Plan.

     (j) "Unit Awards" means the units issued to eligible persons pursuant to paragraph 9 of this Plan as compensation for services rendered or to be rendered to the Corporation or its Subsidiaries.

3.   ADMINISTRATION OF THE PLAN.

     (a) The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Corporation (the "Board").

     (b)  The Committee shall consist solely of two or more Non-Employee
          Directors.

     (c) The Committee shall determine which employees and directors of the Corporation or its Subsidiaries shall be granted (subject to Board approval for Awards to CEO) Awards under the Plan, the timing of such Awards, the terms thereof, and the number of shares of Stock subject to each Award.

     (d) The Committee shall have the sole authority, in its absolute discretion, to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan, to construe and interpret the Plan, the rules and regulations, and the instruments evidencing Awards granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations, and interpretations of the Committee shall be binding on all Participants.

     (e) During periods of time and in amounts approved by the Committee, eligible persons may elect to swap compensation for Stock, Stock Options, stock appreciation rights or Unit Awards. Such elections, once made, will be irrevocable.

     (f) The Plan is intended to meet the requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16(b) of the Exchange Act and the requirements of Section 162(m)(4)(C) of the Code and shall be administered and construed accordingly.


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4.   STOCK SUBJECT TO THE PLAN; LIMITATIONS ON AWARDS.

     (a) Awards containing rights to acquire Stock may be granted under the Plan to eligible persons (as set forth in para. 5, INFRA) for an aggregate of not more than four (4) million (4,000,000) shares of Stock, plus any shares that (i) are available for grant under the Corporation's 1987 Stock Option Plan or 1989 Non-Employee Directors' Stock Option Plan on the date the shareholders approve this Plan, or
          (ii) may subsequently become available for grant under such plans through the expiration, termination, forfeiture or cancellation of awards under such plans. If an Award granted under this Plan expires, terminates, or is forfeited or canceled, the unissued shares of Stock subject to such Award shall again be available for Awards under this Plan.

     (b) If there is any change in the Stock subject to the Plan or the Stock subject to any Award granted under the Plan (through merger, amalgamation, arrangement, consolidation, reorganization, spin-off, recapitalization, reincorporation, stock split, dividend issued in stock or other change in the corporate structure of the Corporation), appropriate adjustments may be made by the Committee in order to preserve but not to increase the benefits to the Participants. These adjustments may include adjustments to the aggregate number of shares of Stock subject to the Plan, the number of shares of Stock and the price per share subject to outstanding Awards and the limitations in subparagraph (c) below.

     (c) The Corporation shall not grant, issue or sell to any employee in any calendar year:

          (1) Stock Options pursuant to paragraph 6 to purchase more than two hundred fifty thousand (250,000) shares of Stock, or

          (2) stock appreciation rights pursuant to paragraph 7 with respect to more than two hundred fifty thousand (250,000) shares of Stock.

     (d) Notwithstanding anything to the contrary in this Plan, the Company will not, at any time while the Stock is listed on The Toronto Stock Exchange or the Montreal Exchange (i) grant Stock Options to insiders in respect of Stock exceeding an aggregate at any time of 10 percent of the outstanding issue, (ii) issue to insiders, within a one (1) year period, a number of shares of Stock exceeding 10 percent of the Company's outstanding issue, (iii) issue to any one insider and his associates, within a one (1) year period, a number of shares of Stock exceeding 5 percent of the Company's outstanding issue, or (iv) grant Stock Options to any one person in respect of shares of Stock exceeding 5 percent of the Company's outstanding issue, other than (in any such case) as may be


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          permitted by the rules of The Toronto Stock Exchange and/or the
          Montreal Exchange, as the case may be. For the purposes of this subsection (d), the terms "insiders," "outstanding issue" and "associates" shall have the meanings ascribed to them under the rules of The Toronto Stock Exchange.

5.   ELIGIBILITY.

     Persons who shall be eligible to have Awards granted to them shall be such employees or directors of the Corporation or its Subsidiaries as the Committee, in its discretion, shall designate from time to time.

6.   TERMS AND CONDITIONS OF STOCK OPTIONS.

     (a) The exercise price of the Stock covered by each Stock Option granted under the Plan shall be not less than the per share fair market value, as determined by reference to the closing share price on a recognized stock exchange, of such Stock on the date the option is granted. Notwithstanding the foregoing, in the case of an incentive stock option granted to a person possessing more than ten percent (10%) of the combined voting power of the Corporation or any Subsidiary, the exercise price shall be not less than one hundred ten percent (110%) of the fair market value of the Stock on the date the option is granted. The exercise price of an outstanding Stock Option shall be subject to adjustment to the extent provided in paragraph 4, above.

     (b) Notwithstanding anything in the Plan to the contrary, the aggregate fair market value (determined at the time of grant of an incentive stock option) of Stock with respect to which incentive stock options are exercisable for the first time by any Participant during any calendar year (under all plans of the Corporation and its Subsidiaries) shall not exceed $100,000.

     (c) Each Stock Option granted pursuant to the Plan shall be evidenced by a written stock option agreement executed by the Corporation and the person to whom such option is granted.

     (d) The Committee shall determine the term of each Stock Option granted under the Plan, but the term of each Stock Option shall be for no more than ten (10) years provided, however, that in the case of an incentive stock option granted to a person possessing more than ten percent (10%) of the combined voting power, of the Corporation or any Subsidiary, the term shall be for no more than five (5) years.

     (e) The stock option agreement may contain such other terms, provisions, and conditions as may be determined by the Committee (not inconsistent


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          with this Plan) including, without limitation, stock appreciation rights with respect to Stock Options granted under this Plan. If a Stock Option, or any part thereof, is intended to qualify as an incentive stock option, the stock option agreement shall contain those terms and conditions which are necessary to so qualify it.

7.   STOCK APPRECIATION RIGHTS.

     The Committee may, under such terms and conditions as it deems appropriate, authorize the surrender by an optionee of all or part of an unexercised Stock Option and authorize a payment in consideration therefor in an amount equal to the difference obtained by subtracting the option price of the shares then subject to exercise under such option from the fair market value of the Stock represented by such shares on the date of surrender, provided that the Committee determines that such settlement is consistent with the purpose of the Plan. Such payment may be made in shares of Stock valued at their fair market value on the date of surrender of such option or in cash, or partly in shares and partly in cash. Acceptance of surrender and the manner of payment shall be in the discretion of the Committee. Any payments of cash under this paragraph shall be from the general assets of the Corporation.

8.   STOCK AWARDS

     The Committee may, in its discretion, issue Stock to eligible persons on whatever basis and subject to such performance requirements, terms and conditions as the Committee determines, subject to compliance with the applicable provisions of the Company Act (of British Columbia). The terms and conditions of such Stock Award shall be evidenced by a written agreement executed by the Corporation and the Participant.

9.   UNIT AWARDS

     The Committee may, in its discretion, issue units to eligible persons as compensation for services rendered or to be rendered to the Corporation or its Subsidiaries, the value of such units to be measured by increases or decreases (during all or a portion of the term of the Unit Award) in the Corporation's value, including, but not limited to, a formula based on operating cash flow, production and reserves, fair market value per share of Stock, or such other measure specified by the Committee prior to grant of the applicable Unit Award. Unit Awards shall be subject to whatever performance requirements, terms and conditions the Committee determines appropriate. The terms of a Unit Award, shall be evidenced by a written agreement executed by the Corporation and the Participant.


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10.  (a)  GENERAL PROHIBITION ON TRANSFERS.  Unless otherwise expressly provided in this paragraph 10 or by the Award Agreement, as either may be amended, or by applicable law or the rules of the stock exchanges on which the Stock is listed, (i) a Participant may not transfer (including assign, pledge, or encumber) any of Participant's interest in an Award; (ii) only a Participant may exercise an Award; and (iii) the Corporation may deliver amounts payable or shares issuable pursuant to Awards only to (or for the account of) the Participant.

     (b) COMMITTEE-APPROVED TRANSFERS. Subject to applicable law, the Committee may permit Awards to be exercised by and paid to such persons or entities as The Committee may approve, pursuant to such conditions and procedures as the Committee may establish, and subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration). Notwithstanding the foregoing, incentive stock options shall be subject to any additional transfer restrictions as required for such options under the Internal Revenue Code.

     (c) PERMITTED TRANSFERS. The following transactions are permitted under this Plan without the restrictions imposed by this paragraph 10, subject to the rules of the stock exchanges on which the Stock is listed:

          For all Awards:

          (1)  transfers to the Corporation;

          (2) the designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of decent and distribution; and

          For all Awards except incentive stock options:

          (3)  transfers pursuant to a domestic relations order;

          (4) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative; or

          (5) the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent


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               with applicable laws and stock exchange rules and the express authorization of the Committee.

     (d) Awards granted or Stock acquired under the Plan shall be subject to such restrictions and agreements regarding performance, vesting, sale, assignment, encumbrance, or other transfer as the Committee deems appropriate at the time of making an Award.

11.  USE OF PROCEEDS.

     Any cash proceeds realized from the sale of Stock pursuant to the Plan or from the exercise of options granted under the Plan shall constitute general funds of the Corporation.

12.  AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

     (a) The Board may at any time amend, suspend or terminate the Plan as it deems advisable; provided, however, except as set forth in paragraph 4, above, the Board shall not amend the Plan in the following respects without the consent of the shareholders of the Corporation then sufficient to approve the Plan in the first instance and the approval of all stock exchanges on which the Stock is then listed, if, and to the extent required, by such exchanges:

          (1) to increase the maximum number of shares of Stock subject to the Plan; or

          (2) to change the designation or class of persons eligible to receive Awards under the Plan.

     (b) No Award may be granted during any suspension or after the termination of the Plan, and no amendment, suspension or termination of the Plan shall, without the Participant's consent, alter or impair any rights or obligations under any Award previously made under the Plan,

     (c) This Plan shall terminate 10 years from the date of adoption of the plan, unless previously terminated by the Board pursuant to this paragraph 12.

13.  CONSIDERATION.

     Payment of the exercise price of a Stock Option or payment of any consideration required for a Stock Award granted under this Plan shall be made in cash or check; or with the consent of the Committee, in shares of Stock already owned by the Participant; or with the Committee's consent partly in cash and partly in Stock provided, however, that the Committee, in its sole discretion, may establish


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     procedures which permit a Participant to pay the exercise or purchase price in whole or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker approved by the Committee to sell shares and deliver all or a portion of the proceeds to the Corporation for and on behalf of a participant in payment for the Stock.
     The Committee may also establish procedures for the sale of shares of Stock to cover withholding taxes or the withholding of shares of Stock issuable upon exercise of an option to satisfy applicable withholding taxes to the extent permitted by applicable law. Notwithstanding any provision in this paragraph 13 to the contrary, no share of Stock shall be issued by the Corporation until the Corporation has received the full consideration for it as required by the Company Act (of British Columbia).



     Date Adopted By Corporation:



     Date Approved By Shareholders:













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PEGASUS GOLD INC.              -9-                               January 8, 1997
1997 STOCK PLAN